Exhibit 10.3

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of March 29, 2019 is by and among CSS INDUSTRIES, INC., a Delaware corporation (the “Company”), the Subsidiary Borrowers party hereto, the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).
PRELIMINARY STATEMENTS
The Company, the Subsidiary Borrowers party thereto, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 7, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Company has requested that the requisite Lenders amend certain provisions of the Credit Agreement.
The requisite Lenders are willing to provide such amendments in accordance with, and subject to, the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)Section 6.08(b)(vii) of the Credit Agreement is amended and restated in its entirety to read as follows:
(vii) termination or similar payments in respect of Swap Agreement obligations arising under that certain ISDA Master Agreement dated January 30, 2018 by and between Citizens Bank of Pennsylvania and CSS Industries, Inc. in an aggregate amount not to exceed $1,000,000 so long as (i) no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to such payments and (ii) such payments are made within forty-five (45) days of the Effective Date.
3.Condition to Effectiveness. This Agreement shall become effective as of the date first written above (the “Agreement Effective Date”) upon satisfaction of each of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):
(a)Agreement. The Administrative Agent shall have received a copy of this Agreement duly executed by each of the Loan Parties, the Required Lenders and the Administrative Agent.
(b)Fees and Expenses. The Administrative Agent shall have received from the Company all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Agreement (including the fees and expenses of counsel to the Administrative Agent).
(c)Miscellaneous. The Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Agreement
4.Effect of this Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company, any other Loan Party or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the

Administrative Agent or the Lenders, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
5.Representations and Warranties/No Default. By their execution hereof, each Loan Party hereby represents and warrants as follows:
(a)Such Loan Party has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms.
(b)This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Agreement and each other document executed in connection herewith.
(d)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, all respects) with the same effect as though made on and as of the date hereof (it being understood and agreed that any such representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, all respects) only as of such specified date).
(e)No Default or Event of Default has occurred or is continuing or would result after giving effect to this Agreement.
6.Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (b) confirms, ratifies and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, and (c) agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.
7.Miscellaneous.
(a)Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(b)Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.
(c)Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement
(d)Severability. If any provision of any of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
(e)Entirety. This Agreement and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
CSS INDUSTRIES, INC.

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

PAPER MAGIC GROUP, INC.

By:     /s/ Keith W. Pfeil                                                    Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

SIMPLICITY CREATIVE CORP.

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

THE MCCALL PATTERN COMPANY, INC.

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

MCCALL DISTRIBUTION, INC.

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

PHILADELPHIA INDUSTRIES, INC.

By:     /s/ Michael Phillips
Name: Michael Phillips
                        Title: Treasurer

PAPER MAGIC DISTRIBUTION, INC.

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

BERWICK OFFRAY LLC

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

BOC DISTRIBUTION, INC.

By:     /s/ Keith W. Pfeil                                                    Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

BERWICK MANAGEMENT LLC

By: Berwick Offray LLC, its Sole Member

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer
LION RIBBON COMPANY, LLC

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

C.R. GIBSON, LLC

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

CRG DISTRIBUTION, INC.

By:     /s/ Keith W. Pfeil
Name: Keith W. Pfeil
Title: Executive Vice President and Chief Financial
Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Issuing Bank, Swingline Lender and Lender
By:     /s/ Marie C. Duhamel
Name: Marie C. Duhamel
Title: Authorized Officer
BANK OF AMERICA, N.A., as Lender
By:     /s/ Susanna Profis
Name: Susanna Profis
Title: Senior Vice President
KEYBANK NATIONAL ASSOCIATION, as Lender
By:     /s/ John P. Dunn
Name: John P. Dunn
Title: Vice President

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